                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event) November 13, 2001
                                             -----------------



                           BELDEN & BLAKE  CORPORATION
                           ---------------------------
             (Exact name of  registrant as specified in its charter)



          Ohio                           0-20100                  34-1686642
------------------------------    ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation)                                               Identification No.)


5200 Stoneham Road, North Canton, Ohio                                    44720
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                                 (330) 499-1660
                      ----------------------------------
               Registrant's telephone number, including area code

Item 9.  Regulation FD Disclosure

         Belden & Blake Corporation ("Belden & Blake" or the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K.

         The information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, except if the Company specifically states that the information is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Securities Act of the Exchange Act. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

         The information in this document includes forward-looking statements that are made pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Belden & Blake are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements contained herein. These risks and uncertainties include, but are not limited to, the Company's access to capital, the market demand for and prices of oil and natural gas, the Company's oil and gas production and costs of operation, results of the Company's future drilling activities, the uncertainties of reserve estimates and environmental risks. These and other risks are described in the Company's 10-K and 10-Q reports and other filings with the Securities and Exchange Commission.

2001 OPERATIONAL OUTLOOK


                                                  QUARTER ENDING
                           ----------------------------------------------------------    YEAR ENDING
                               MARCH 31     JUNE 30  SEPTEMBER 30      DECEMBER 31       DECEMBER 31
                           ------------   ---------- -------------    --------------   -------------
                                         (UNAUDITED)                         (ESTIMATED RANGES)
                           ---------------------------------------    --------------------------------
                                               (Dollars in millions, except as noted)
PRODUCTION
   Gas (Mmcf)                     4,483       4,551          4,680    4,700 - 4,900   18,414 - 18,614
   Oil (Mbbls)                      156         162            173      158 - 164        649 - 655
   Total production (Mmcfe)       5,416       5,520          5,717    5,648 - 5,884   22,301 - 22,537


Production expense per Mcfe    $   1.01   $    1.03       $   1.06    $ 0.98 - 1.03   $   1.01 - 1.04
Production taxes per Mcfe          0.13        0.14           0.10      0.08 - 0.10       0.11 - 0.12

Exploration expense            $    1.4   $     2.2       $    2.3    $   2.0 - 2.5   $     7.9 - 8.4
General and administrative          1.1         1.0            1.1        1.1 - 1.3         4.3 - 4.5
Gas gathering, marketing and
   oilfield services margin         0.5         1.6            1.3        1.3 - 1.6         4.7 - 5.0

         To manage its exposure to natural gas price volatility, the Company may partially hedge its physical gas sales prices by selling futures contracts on the New York Mercantile Exchange ("NYMEX") or by selling NYMEX based commodity derivative contracts which are placed with major financial institutions that the Company believes are minimal credit risks. The contracts may take the form of futures contracts, swaps, collars or options. The Company's financial results and cash flows can be significantly impacted as commodity prices fluctuate widely in response to changing market conditions. Accordingly, the Company may modify its fixed price contract and financial hedging positions by entering into new transactions or terminating existing contracts. The following table reflects the natural gas volumes and the weighted average prices under financial hedges (including settled hedges), fixed price contracts and costless collars at September 30, 2001:


                                  NATURAL GAS SWAPS                          FIXED PRICE CONTRACTS
                       -------------------------------------------------   --------------------------
                                                           ESTIMATED                      ESTIMATED
                                         NYMEX PRICE       WELLHEAD         ESTIMATED      WELLHEAD
QUARTER ENDING               BBTU         PER MMBTU      PRICE PER MCF         MMCF     PRICE PER MCF
--------------------   --------------   ---------------  ---------------   ----------   -------------

December 31, 2001            2,400          $     4.77     $     4.99          1,000      $     4.42
                            ======          ==========     ==========     ==========      ==========

March 31, 2002               2,550          $     4.95     $     5.20          1,050      $     4.57
June 30, 2002                2,550                4.61           4.76            780            4.25
September 30, 2002           2,550                4.61           4.76            630            4.30
December 31, 2002            2,550                4.63           4.84            560            4.45
                            ------          ----------     ----------     ----------      ----------
                            10,200          $     4.70     $     4.89          3,020      $     4.41
                            ======          ==========     ==========     ==========      ==========

March 31, 2003                 960          $     3.79     $     4.04             65      $     2.50
June 30, 2003                  960                3.79           3.94             65            2.50
September 30, 2003             960                3.79           3.94             65            2.50
December 31, 2003              960                3.79           3.99             65            2.50
                            ------          ----------     ----------     ----------      ----------
                             3,840          $     3.79     $     3.98            260      $     2.50
                            ======          ==========     ==========     ==========      ==========




                                           NATURAL GAS COLLARS
                         -------------------------------------------------
                                             NYMEX PRICE      ESTIMATED
                                              PER MMBTU        WELLHEAD
QUARTER ENDING                   BBTU         FLOOR/CAP     PRICE PER MCF
----------------------   --------------   --------------   ---------------
March 31, 2003                   1,650     $ 3.40 - 5.23    $ 3.60 - 5.43
June 30, 2003                    1,650       3.40 - 5.23      3.60 - 5.43
September 30, 2003               1,650       3.40 - 5.23      3.60 - 5.43
December 31, 2003                1,650       3.40 - 5.23      3.60 - 5.43
                                ------       -----------      -----------
                                 6,600     $ 3.40 - 5.23    $ 3.60 - 5.43
                                ======     =============    =============


      BBTU - BILLION BRITISH THERMAL UNITS         MMCF - MILLION CUBIC FEET
      MMBTU - MILLION BRITISH THERMAL UNITS        MCF - THOUSAND CUBIC FEET

         At September 30, 2001, the natural gas swaps and collars above represented approximately $28.0 million in unrealized gains.

         The Company currently expects to spend approximately $41 million during 2001 on its drilling activities, acquisitions and other capital expenditures. The Company currently expects to spend $26 million to drill 175 gross (152.4 net) wells in 2001. The Company's actual drilling activity in 2001 will be impacted by the availability of drilling rigs, other oil field goods and services and changes in commodity prices.

         The Company intends to finance its planned capital expenditures through its available cash flow, available revolving credit line and the sale of non-strategic assets. At September 30, 2001, the Company had approximately $42.6 million available under its existing revolving credit line.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 13, 2001                        BELDEN & BLAKE CORPORATION
       -----------------                        (Registrant)




                                                By: /s/ Robert W. Peshek
                                                    --------------------------
                                                Robert W. Peshek, Vice President
                                                and Chief Financial Officer